Exhibit 99.1

ANWORTH MORTGAGE ASSET CORPORATION

February 1, 2011

RE:	Anworth Mortgage Asset Corporation
2009 Dividend Reinvestment and Stock Purchase Plan (the “Plan”)

Dear Dividend Reinvestment Plan Participant,

This letter is to advise you that effective immediately, the discount rate offered on dividend reinvestment will be reduced from 5% (five percent) to 3% (three percent) until further notice.  Thank you for your participation in the Plan.

Very sincerely,

Thad M. Brown
Chief Financial Officer

TMB:jh

1299 Ocean Avenue, Second Floor, Santa Monica, California 90401
(310) 255-4493  Fax (310) 434-0070